Subsequent events	3 Months Ended
Mar. 31, 2011
Subsequent events [Abstract]
Subsequent events
15. Subsequent events:
     On October 9, 2011, we entered into a merger agreement with Superior Energy Services, Inc. (“SPN”), a Delaware corporation and SPN Fairway Acquisition, Inc., a newly formed Delaware corporation which is an indirect wholly-owned subsidiary of SPN. Pursuant to this agreement, each share of our common stock issued and outstanding immediately prior to the effective date of the merger will be converted automatically into the right to receive 0.945 shares of common stock, par value $0.001 per share, of SPN and $7.00 in cash. Pursuant to the agreement, we will merge with and into SPN Fairway Acquisition, Inc., which will be the surviving corporation and an indirect wholly-owned subsidiary of SPN. The completion of the merger is expected to occur in early 2012, subject to customary conditions, including approvals of SPN’s and our stockholders. For terms of the agreement, including circumstances under which the merger agreement can be terminated and the ramifications of such a termination, as well as other terms and conditions, refer to the Agreement and Plan of Merger filed as Exhibit 2.1 to our Current Report on Form 8-K with the Securities and Exchange Commission on October 11, 2011.
     On October 14, 2011, October 26, 2011, and November 11, 2011, putative class action complaints captioned Hetherington v. Winkler, et al., C.A. No. 6935-VCL (“Hetherington Complaint”), Walsh v. Winkler, et al., C.A. No. 6984-VCL (“Walsh Complaint”), and Wallack v. Winkler, et al., C.A. No. 7040-VCL (“Wallack Complaint”), respectively, were filed in the Court of Chancery of the State of Delaware on behalf of an alleged class of Complete stockholders. On November 1, 2011 and November 16, 2011, putative class action complaints captioned City of Monroe Employees’ Retirement System v. Complete Production Services, Inc., et al., 2011-66385 (“City of Monroe Complaint”) and Seniuk v. Complete Production Services, Inc., et al., 2011-69384 (“Seniuk Complaint”), respectively, were filed in the District Court of Harris County, Texas, on behalf of an alleged class of Complete stockholders. The complaints name as defendants all members of our board of directors, our company, SPN and SPN Fairway Acquisition, Inc. The plaintiffs allege that the defendants breached their fiduciary duties to our stockholders in connection with the proposed merger, or aided and abetted the other defendants’ breaches of their fiduciary duties. The complaints allege that the proposed merger between us and SPN involves an unfair price, an inadequate sales process and unreasonable deal protection devices. The Hetherington Complaint claims that defendants agreed to the transaction to benefit SPN and that neither our company, nor our board of directors, have adequately explained the reason for the proposed merger. The Walsh Complaint, the Wallack Complaint, and the Seniuk Complaint claim that defendants acted for their personal interests rather than the interests of our stockholders. The City of Monroe Complaint claims that defendants engaged in self-dealing and failed to seek maximum value for stockholders. The Wallack Complaint further claims that the Registration Statement omits material information about the sales process, Credit Suisse’s financial valuation of Complete, and fees received by Credit Suisse for prior financial services rendered to Complete. All five complaints seek injunctive relief including to enjoin the merger, rescissory damages in the event the merger is completed, and an award of attorneys’ and other fees and costs, in addition to other relief. The Wallack Complaint also seeks supplemental disclosures regarding the proposed merger. We and our board of directors believe that the plaintiffs’ allegations lack merit and intend to contest them vigorously.
     On October 11, 2011, Integrated Production Services, Inc., a wholly-owned subsidiary of ours, pled guilty in the United States District Court for the Eastern District of Oklahoma to one count brought by the United States for negligent violation of the Clean Water Act, 33 U.S.C. § 1319(c)(1)(A). Integrated Production Services, Inc. and the United States stipulated to: (1) payment by Integrated Production Services, Inc. of a criminal penalty of $140; (2) payment by Integrated Production Services, Inc. of $22 as community service to the Oklahoma Department of Wildlife Conservation; (3) a probationary period for Integrated Production Services, Inc. of two years; and (4) during the probationary period, implementation and completion of an Environmental Compliance Program by Integrated Production Services, Inc. at a cost no less than $38. This plea and plea agreement is conditioned upon its approval by the court which approval is still pending.
     On November 11, 2011, we signed a definitive agreement to sell I.E. Miller Services, Inc., a wholly-owned subsidiary which operates a drilling logistics business based in Eunice, Louisiana, for approximately $110,000, subject to working capital and other adjustments. We expect to complete this sale during the fourth quarter of 2011, and we expect to record a gain on this transaction.
     On October 31, 2011, we acquired substantially all of the assets of two fluid handling businesses based in northern Wyoming, for a total of $16,522 in cash. We are currently evaluating the preliminary purchase price allocation associated with this transaction, but expect to record goodwill of approximately $8,500 in October 2011, all of which would be allocated to our completion and production services business segment. We believe that this acquisition expands our fluid handling position and supplements our trucking business in the northern Niobrara Basin.
     On October 25, 2011, we purchased all the issued and outstanding equity interests of Rising Star Services, L.P., a company based in Odessa, Texas which provides hydraulic fracturing, cementing and acidizing services throughout the Permian Basin. Total consideration paid at closing was $77,817, net of cash acquired and subject to a final working capital adjustment. The agreement includes additional contingent consideration up to $6,500, which, if earned, would be payable within two years of the transaction date. We are currently evaluating the preliminary purchase price allocation associated with this transaction, but expect to record goodwill of approximately $37,500 in October 2011, all of which would be allocated to our completion and production services business segment. We believe that this acquisition expands our geographic reach into the Permian Basin and enhances our pressure pumping service offerings.
     On May 11, 2011, we completed the purchase of the hydraulic snubbing and production testing assets of a business with operations in the Marcellus, Eagle Ford and Barnett Shales. We paid a total of $15,576 in cash for these assets, which included goodwill of $4,433. The entire purchase price was allocated to the completion and production services business segment. We believe this acquisition will supplement our hydraulic snubbing and production testing service offerings in Pennsylvania and Texas. The following table summarizes our preliminary purchase price allocation for this acquisition:

Net assets acquired:
Other current assets	$725
Property, plant and equipment	5,868
Current liabilities	(10)
Intangible assets	4,560
Goodwill	4,433

Net assets acquired	$15,576

Consideration:
Cash, net of cash and cash equivalents acquired	$15,576

     The purchase price of this acquired business was negotiated as an arm’s length transaction with the seller. We use various valuation techniques, including an earnings multiple approach, to evaluate acquisition targets. We also consider precedent transactions which we have undertaken and similar transactions of others in our industry. We determine the fair value of assets acquired by evaluating property, plant and equipment and identifiable intangibles, based upon, at minimum, the replacement cost of the assets, with the assistance of third-party consultants.